Exhibit 99.1

Vishay Intertechnology Reports Third Quarter 2025 Results

Malvern, PA, November 5, 2025 – Vishay Intertechnology, Inc., (NYSE: VSH), one of the world's largest manufacturers of discrete semiconductors and passive electronic components, today announced results for the fiscal third quarter ended September 27, 2025.

Highlights
•	3Q 2025 revenues of $790.6 million
•	Gross margin was 19.5% and included the negative impact of approximately 150 basis points related to Newport
•	3Q 2025 GAAP loss per share of $(0.06)
•	3Q 2025 Adjusted EPS of $0.04
•	3Q 2025 book-to-bill of 0.97 with book-to-bill of 0.96 for semiconductors and 0.98 for passive components
•	Backlog at quarter end was 4.4 months

“Our third quarter revenue growth demonstrates Vishay’s alignment with high growth markets including smart grid infrastructure, AI related power requirements, automotive and aerospace/defense while the market overall continues to gradually recover,” said Joel Smejkal, president and CEO.  “The heavy investments in capacity expansion we have made over the past three years are enabling Vishay to capitalize on market upcycles in these high growth markets, reliably meeting quick turn delivery requirements while maintaining competitive lead times.”

4Q 2025 Outlook
For the fourth quarter of 2025, management expects revenues in the range of $790 million +/- $20 million and a gross profit margin in the range of 19.5% +/- 50 basis points, including the negative impact of approximately 150 to 175 basis points related to Newport.

Conference Call
A conference call to discuss Vishay’s third quarter financial results is scheduled for Wednesday, November 5, 2025 at 9:00 a.m. ET. To participate in the live conference call, please pre-register at: https://register.vevent.com/register/BI273cd003b1924d1d8b000945bd9f4ade.  Upon registering, you will be emailed a dial-in number, and unique PIN.

A live audio webcast of the conference call and a PDF copy of the press release and the quarterly presentation will be accessible directly from the Investor Relations section of the Vishay website at http://ir.vishay.com.

There will be a replay of the conference call available on the Investor Relations website approximately one hour following the call and will remain available for 30 days.

About Vishay
Vishay manufactures one of the world’s largest portfolios of discrete semiconductors and passive electronic components that are essential to innovative designs in the automotive, industrial, computing, consumer, telecommunications, military, aerospace, and medical markets. Serving customers worldwide, Vishay is The DNA of tech.® Vishay Intertechnology, Inc. is a Fortune 1,000 Company listed on the NYSE (VSH). More on Vishay at www.Vishay.com.

This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted net earnings; adjusted earnings per share; adjusted gross margin; adjusted operating margin; free cash; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; and adjusted EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as adjusted net earnings, adjusted earnings per share, adjusted gross margin, adjusted operating margin, free cash, EBITDA, adjusted EBITDA, and adjusted EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results of the Company. Although the terms "free cash" and "EBITDA" are not defined in GAAP, the measures are derived using various line items measured in accordance with GAAP. Reconciling items to arrive at adjusted net earnings represent significant charges or credits that are important to understanding the Company's intrinsic operations. Reconciling items to calculate adjusted gross margin, adjusted operating margin and adjusted EBITDA represent those same items used in computing adjusted net earnings, as relevant. Furthermore, the presented calculation of adjusted EBITDA is substantially similar to, but not identical to, a measure used in the calculation of financial ratios required for covenant compliance under Vishay's revolving credit facility. These reconciling items are indicated on the accompanying reconciliation schedules and are more fully described in the Company's financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including forecasted revenues and margins, capital investment, capacity expansion, stockholder returns, and the performance of the economy in general, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words and expressions such as “guide,” “will,” “expect,” “anticipate,” “committed” or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; manufacturing or supply chain interruptions or changes in customer demand; delays or difficulties in implementing our cost reduction strategies; delays or difficulties in expanding our manufacturing capacities; an inability to attract and retain highly qualified personnel; changes in foreign currency exchange rates; uncertainty related to the effects of changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; changes in U.S. and foreign trade regulations and tariffs, and uncertainty regarding the same; changes in applicable domestic and foreign tax regulations, and uncertainty regarding the same; changes in applicable accounting standards and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The DNA of tech® is a trademark of Vishay Intertechnology.

Contact:
Vishay Intertechnology, Inc.
Peter Henrici
Executive Vice President, Corporate Development
+1-610-644-1300

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	September 27, 2025	June 28, 2025	September 28, 2024

Net revenues	$790,640	$762,250	$735,353
Costs of products sold	636,781	613,567	584,470
Gross profit	153,859	148,683	150,883
Gross margin	19.5%	19.5%	20.5%

Selling, general, and administrative expenses*	134,712	126,565	128,545
Restructuring and severance costs	-	-	40,614
Operating income (loss)	19,147	22,118	(18,276)
Operating margin	2.4%	2.9%	-2.5%

Other income (expense):
Interest expense	(9,525)	(10,588)	(6,596)
Other	2,265	747	803
Total other income (expense) - net	(7,260)	(9,841)	(5,793)

Income (loss) before taxes	11,887	12,277	(24,069)

Income tax expense (benefit)	19,763	10,273	(5,076)

Net earnings (loss)	(7,876)	2,004	(18,993)

Less: net earnings attributable to noncontrolling interests	-	-	306

Net earnings (loss) attributable to Vishay stockholders	$(7,876)	$2,004	$(19,299)

Basic earnings (loss) per share attributable to Vishay stockholders	$(0.06)	$0.01	$(0.14)

Diluted earnings (loss) per share attributable to Vishay stockholders	$(0.06)	$0.01	$(0.14)

Weighted average shares outstanding - basic	135,720	135,702	136,793

Weighted average shares outstanding - diluted	135,720	136,167	136,793

Cash dividends per share	$0.10	$0.10	$0.10

* Selling, general, and administrative expenses for the fiscal quarter ended June 28, 2025 include a ($11,293) benefit recognized upon the favorable resolution of a contingency.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Nine fiscal months ended
	September 27, 2025	September 28, 2024

Net revenues	$2,268,126	$2,222,871
Costs of products sold	1,830,030	1,738,711
Gross profit	438,096	484,160
Gross margin	19.3%	21.8%

Selling, general, and administrative expenses*	396,016	381,234
Restructuring and severance costs	-	40,614
Operating income	42,080	62,312
Operating margin	1.9%	2.8%

Other income (expense):
Interest expense	(28,903)	(19,749)
Other	6,759	13,901
Total other income (expense) - net	(22,144)	(5,848)

Income before taxes	19,936	56,464

Income tax expense	29,900	20,134

Net earnings (loss)	(9,964)	36,330

Less: net earnings attributable to noncontrolling interests	-	1,172

Net earnings (loss) attributable to Vishay stockholders	$(9,964)	$35,158

Basic earnings (loss) per share attributable to Vishay stockholders	$(0.07)	$0.26

Diluted earnings (loss) per share attributable to Vishay stockholders	$(0.07)	$0.25

Weighted average shares outstanding - basic	135,739	137,281

Weighted average shares outstanding - diluted	135,739	138,039

Cash dividends per share	$0.30	$0.30

* Selling, general, and administrative expenses for the nine fiscal months ended September 27, 2025 include a ($11,293) benefit recognized upon the favorable resolution of a contingency.

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(Unaudited - In thousands)

	September 27, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$443,858	$590,286
Short-term investments	266	16,130
Accounts receivable, net	463,602	401,901
Inventories:
Finished goods	186,507	175,176
Work in process	331,136	296,393
Raw materials	242,277	217,812
Total inventories	759,920	689,381

Prepaid expenses and other current assets	227,294	217,809
Total current assets	1,894,940	1,915,507

Property and equipment, at cost:
Land	86,449	84,124
Buildings and improvements	826,406	766,058
Machinery and equipment	3,455,844	3,259,213
Construction in progress	428,897	367,564
Allowance for depreciation	(3,165,034)	(2,931,221)
	1,632,562	1,545,738

Right of use assets	119,582	117,953
Deferred income taxes	177,621	159,769
Goodwill	180,378	179,005
Other intangible assets, net	81,896	87,223
Other assets	108,997	105,501
Total assets	$4,195,976	$4,110,696

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(Unaudited - In thousands)

	September 27, 2025	December 31, 2024
Liabilities and equity
Current liabilities:
Trade accounts payable	$213,186	$216,313
Payroll and related expenses	179,492	137,101
Lease liabilities	26,323	25,901
Other accrued expenses	274,366	264,471
Income taxes	17,309	64,562
Total current liabilities	710,676	708,348

Long-term debt less current portion	919,698	905,019
Deferred income taxes	94,476	96,363
Long-term lease liabilities	96,036	94,218
Other liabilities	105,630	104,086
Accrued pension and other postretirement costs	186,396	173,700
Total liabilities	2,112,912	2,081,734

Equity:
Common stock	13,416	13,361
Class B convertible common stock	1,210	1,210
Capital in excess of par value	1,319,934	1,306,245
Retained earnings	904,818	955,500
Treasury stock (at cost)	(224,590)	(212,062)
Accumulated other comprehensive income (loss)	68,276	(35,292)
Total equity	2,083,064	2,028,962
Total liabilities and equity	$4,195,976	$4,110,696

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Statements of Cash Flows
(Unaudited - In thousands)
	Nine fiscal months ended
	September 27, 2025	September 28, 2024

Operating activities
Net earnings (loss)	$(9,964)	$36,330
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	167,036	155,272
(Gain)/loss on disposal of property and equipment	56	(1,168)
Inventory write-offs for obsolescence	25,614	27,163
Stock compensation expense	17,635	14,928
Deferred income taxes	(7,461)	(13,667)
Other	(2,189)	14,506
Change in U.S. transition tax liability	(47,027)	(37,622)
Change in repatriation tax liability	(9,375)	(15,000)
Changes in operating assets and liabilities, net of effects of businesses acquired	(99,379)	(74,696)
Net cash provided by operating activities	34,946	106,046

Investing activities
Capital expenditures	(178,491)	(175,175)
Proceeds from sale of property and equipment	854	1,397
Purchase of businesses, net of cash acquired	-	(200,185)
Purchase of short-term investments	(28,575)	(101,263)
Maturity of short-term investments	45,111	123,561
Other investing activities	(2,336)	(1,220)
Net cash used in investing activities	(163,437)	(352,885)

Financing activities
Principal payments on long-term debt	(41,911)	-
Net proceeds on revolving credit facility	53,000	-
Debt issuance and amendment costs	-	(1,062)
Dividends paid to common stockholders	(37,050)	(37,467)
Dividends paid to Class B common stockholders	(3,629)	(3,629)
Repurchase of common stock held in treasury	(12,538)	(37,784)
Cash withholding taxes paid when shares withheld for vested equity awards	(4,000)	(4,092)
Other financing activities	10,080	-
Net cash used in financing activities	(36,048)	(84,034)
Effect of exchange rate changes on cash and cash equivalents	18,111	1,925

Net decrease in cash and cash equivalents	(146,428)	(328,948)

Cash and cash equivalents at beginning of period	590,286	972,719
Cash and cash equivalents at end of period	$443,858	$643,771

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Nine fiscal months ended
	September 27, 2025	June 28, 2025	September 28, 2024	September 27, 2025	September 28, 2024

GAAP net earnings (loss) attributable to Vishay stockholders	$(7,876)	$2,004	$(19,299)	$(9,964)	$35,158

Reconciling items affecting operating income (loss):
Favorable resolution of contingency	$-	$(11,293)	$-	$(11,293)	$-
Restructuring and severance costs	-	-	40,614	-	40,614

Reconciling items affecting tax expense (benefit):
Change in tax laws and regulations	$13,657	$-	$-	$13,657	$-
Tax effects of pre-tax items above	-	-	(10,299)	-	(10,299)

Adjusted net earnings (loss)	$5,781	$(9,289)	$11,016	$(7,600)	$65,473

Adjusted weighted average diluted shares outstanding	136,582	135,702	137,558	135,740	138,039

Adjusted earnings (loss) per diluted share	$0.04	$(0.07)	$0.08	$(0.06)	$0.47

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Free Cash
(Unaudited - In thousands)
	Fiscal quarters ended			Nine fiscal months ended
	September 27, 2025	June 28, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Net cash provided by (used in) operating activities	$27,639	$(8,791)	$50,565	$34,946	$106,046
Proceeds from sale of property and equipment	360	215	132	854	1,397
Less: Capital expenditures	(52,324)	(64,598)	(59,527)	(178,491)	(175,175)
Free cash	$(24,325)	$(73,174)	$(8,830)	$(142,691)	$(67,732)

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended			Nine fiscal months ended
	September 27, 2025	June 28, 2025	September 28, 2024	September 27, 2025	September 28, 2024

GAAP net earnings (loss) attributable to Vishay stockholders	$(7,876)	$2,004	$(19,299)	$(9,964)	$35,158
Net earnings attributable to noncontrolling interests	-	-	306	-	1,172
Net earnings (loss)	$(7,876)	$2,004	$(18,993)	$(9,964)	$36,330

Interest expense	$9,525	$10,588	$6,596	$28,903	$19,749
Interest income	(2,710)	(4,023)	(5,230)	(10,610)	(20,946)
Income taxes	19,763	10,273	(5,076)	29,900	20,134
Depreciation and amortization	57,293	55,970	53,595	167,036	155,272
EBITDA	$75,995	$74,812	$30,892	$205,265	$210,539

Reconciling items
Favorable resolution of contingency	$-	$(11,293)	$-	$(11,293)	$-
Restructuring and severance costs	-	-	40,614	-	40,614

Adjusted EBITDA	$75,995	$63,519	$71,506	$193,972	$251,153

Adjusted EBITDA margin**	9.6%	8.3%	9.7%	8.6%	11.3%

** Adjusted EBITDA as a percentage of net revenues